SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:

July 26, 2012	814-00188

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	04-3291176
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 328-2100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 26, 2012, the board of directors of Medallion Financial Corp. (the “Company”) approved the Compensation Committee’s recommendations to increase the Company’s director fees. The board approved the following fees effective July 26, 2012:

Annual Retainer	$39,655

Type of Meeting	Amount Paid per Meeting

Board Meeting	$3,965

Special Meeting	$3,965

Telephonic Board Meeting	$1,130

Compensation & Nominating Committee Meeting	$1,700

Audit Committee Meeting	$3,400

Executive Committee Meeting	$3,965

Additional Fee for Chairperson (except Audit)	$1,700

Additional Fee for Audit Committee Chairperson	$2,265

Medallion Funding LLC Board Meeting	$1,530

Medallion Capital, Inc. Board Meeting	$1,530

Freshstart Venture Capital Corp. Board Meeting	$1,530

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall

	Name:	Larry D. Hall
	Title:	Chief Financial Officer

Date:	July 27, 2012

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